Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, David R. Tameron, the Chief Financial Officer of BKV Corporation (the "Company"), hereby certify, that, to the best of my knowledge:
(1)          The Quarterly Report on Form 10-Q of the Company for the period ended September 30, 2026 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)          The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date:  November 5, 2026

/s/ David R. Tameron
David R. Tameron
Chief Financial Officer
Principal Financial Officer